UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA	95052-8039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Applied Materials, Inc. (the “Company”) was held on March 7, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders cast their votes on four proposals, as set forth below.

Proposal 1.	Election of Directors.

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Judy Bruner	661,672,870	13,872,379	976,054	144,077,160
Xun (Eric) Chen	672,529,276	2,993,134	998,893	144,077,160
Aart J. de Geus	658,280,717	16,035,609	2,204,977	144,077,160
Gary E. Dickerson	665,818,363	8,566,912	2,136,028	144,077,160
Stephen R. Forrest	658,307,588	15,960,385	2,253,330	144,077,160
Thomas J. Iannotti	653,496,932	20,801,355	2,223,016	144,077,160
Alexander A. Karsner	656,868,538	17,424,881	2,227,884	144,077,160
Adrianna C. Ma	674,112,490	1,397,024	1,011,789	144,077,160
Scott A. McGregor	674,155,895	1,325,994	1,039,414	144,077,160
Dennis D. Powell	657,185,721	17,106,875	2,228,707	144,077,160

Each of the ten nominees was elected to serve as a director for a one-year term and until he or she is succeeded by another qualified director who has been elected, or, if earlier, until his or her death, resignation or removal.

Proposal	2. Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers for Fiscal Year 2018.

For	Against	Abstain	Broker Non-Votes
648,927,098	25,949,258	1,644,947	144,077,160

The compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting, was approved on an advisory basis.

Proposal 3.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2019.

For	Against	Abstain
804,612,345	13,760,344	2,225,774

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was ratified.

Proposal	4. Shareholder Proposal to Provide for Right to Act by Written Consent.

For	Against	Abstain	Broker Non-Votes
336,867,494	334,357,678	5,296,131	144,077,160

The shareholder proposal to provide for right to act by written consent was not approved1.

(1)

Under Delaware law, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the shareholder proposal. An abstention is counted as entitled to vote on the proposal and therefore has the same effect as an “AGAINST” vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: March 11, 2019

	By:	/s/ Christina Y. Lai
Christina Y. Lai
Corporate Secretary